Exhibit 99.1

Grant Herlitz, President September 13, 2012 Andrew C. Richardson, CFO

Disclaimer and Safe Harbor Statement The Howard Hughes Corporation (“HHC”) cautions that statements in this presentation that are forward-looking and provide other than historical information involve risks and uncertainties that may impact actual results and any future performance suggested by the forward-looking statements. The forward-looking statements in this presentation include statements relating to our anticipated financial and operating performance, our expectations regarding the real estate industry and the economy generally and our plans for development of our assts. These forward-looking statements are based on current management expectations and involve a number of risks and uncertainties, including, among other things, changes in the economic environment, particularly in the regions in which we operate, our ability to continue financing our investments in our properties, changes in our assumptions, including assumed rents, capitalization and development costs, and other changes in demand for our properties. If one or more of these or other risks materialize, actual results may vary materially from those expressed. For a more complete discussion of these and other risk factors, please see HHC’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. HHC cautions not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and undertakes no obligation to update or revise any forward-looking statements, except to the extent required by applicable law. 2

The Howard Hughes Corporation Mission Statement: “The Howard Hughes Corporation's mission is to be the preeminent developer and operator of master planned communities and mixed-use properties. We create timeless places and memorable experiences that inspire people while driving sustainable, long-term growth and value for our shareholders.” Three business segments - master planned communities, operating properties and strategic developments spanning 18 states ~ $2.5 billion market capitalization. Dallas, TX headquarters, with nearly 900 employees located throughout the U.S. Tax-free spinoff in November 2010 (NYSE: HHC); concurrently raised $250 million from Brookfield, Pershing Square, Blackstone and Fairholme 3

GGP Bankruptcy & HHC Spinoff Merged with The Rouse Company in 1996. (Seaport, Columbia, Woodlands, Bridgeland, etc.) GGP acquired Rouse in 2004. (GGP assets incl. Ward, Cottonwood, Elk Grove, etc.) GGP bankruptcy and subsequent spinoff of select assets as The Howard Hughes Corporation. Land encompassing Summerlin MPC acquired by Howard Hughes in the 1950s. Summerlin conducted business as The Howard Hughes Corporation. Start Here 4

## A CORPORATION BUILT ON AN EXTRODINARY LEGACY WITH ASSETS COAST-TO-COAST-TO-COAST



### Master Planned Communities:
- Bridgeland
- Maryland Communities
- Summerlin
- The Woodlands

### Operating Assets - Retail:
- 20/25 Waterway Avenue Retail
- Cottonwood Square
- Landmark Mall
- Park West
- Rio West Mall
- Riverwalk Marketplace
- South Street Seaport
- Ward Centers
- Waterway Garage Retail

### Operating Assets - Office/Other:
- 110 N. Wacker
- 4 Waterway Square Office
- 9303 New Trails Office
- 1400 Woodloch Forest
- Arizona 2 Lease
- The Club at Carlton Woods
- Columbia Office Properties
- Golf Courses at Summerlin and TPC Las Vegas (participation interest)
- 2201 Lake Woodlands Drive
- Millennium Waterway Apartments
- Stewart Title of Montgomery County, TX
- Summerlin Hospital Medical Center
- The Woodlands Parking Garages
- The Woodlands Resort and Conference Center
- Woodlands Sarofim #1
- Hexalon

### Strategic Developments:
- 3 Waterway Square Office
- One Ala Moana
- Alameda Plaza
- Allentowne
- Bridges at Mint Hill
- Century Plaza Mall
- Circle T Ranch and Power Center
- Columbia Parcel D
- Cottonwood Mall
- Elk Grove Promenade
- 80% Interest in Fashion Show Air Rights
- Kendall Town Center
- Lakemoor (Volo) Land
- Maui Ranch Land
- Millennium Woodlands Phase II, LLC
- Nouvell at Natick Condominium
- Redlands Promenade
- The Shops at Summerlin Centre
- Village at Redlands
- West Windsor

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THE HOWARD HUGHES CORPORATION
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What Makes HHC Compelling For Investors? Note (1) Segment Basis Net Debt and book value as of June 30, 2012. Please refer to 10-Q. (2) Represents stock and warrants held by investors. Please refer to DEF 14A dated April 26,2012. Diverse Trophy Assets . World-class trophy assets with significant upside potential . Irreplaceable mixed-use, office, resort & residential portfolio . Geographically diversified assets Skin in the Game . CEO, CFO & President invested $19 million cash in HHC warrants . Institutional sponsorship: Pershing Square & Brookfield Asset Management own approximately 29% of HHC(2) World-Class Team . Highly sophisticated & active Board of Directors led by Bill Ackman . Deep and seasoned management team with history of successfully developing and managing complicated real estate assets Structured for Growth . Low leverage - $270mm of net debt against $2.25bn book value(1) . C-Corp. structure and $277 million of net tax assets enable HHC to retain capital for future reinvestment unlike REITs, which must distribute 90% of taxable income to maintain status 6

HHC is Positioned to Unlock the Value of Its Assets 7

# Operational Highlights

## Acquisitions

- ✓ Acquired partner's interest in The Woodlands MPC for $117.5 million.
- ✓ Purchased 70 Corporate Center, a nine-story Class A office building in Columbia, MD.
- ✓ Acquired partner's interest in the 393-unit Millennium Waterway Apartments in The Woodlands, TX.

## Development

- ✓ Achieved critical milestones to commence redevelopment of Pier 17 at South Street Seaport by June 30, 2013.
- ✓ Partnered to develop 206-unit luxury condominium tower at Ala Moana Center in Honolulu.
- ✓ Multi-family projects announced in Columbia, MD and The Woodlands, TX on ~700 Class A units.
- ✓ 3 Waterway, an $85+ million, 232,021 SF Class A office tower in The Woodlands – 95% pre-leased.
- ✓ Announced the development of Hughes Landing at Lake Woodlands, a 66-acre mixed use project.
- ✓ Announced the $70 million redevelopment of Riverwalk Marketplace in New Orleans into the first downtown outlet center.
- ✓ Developed & leased Ward Village Shops Phase I & announced the commencement of Ward Village Shops Phase II which is 100% leased.
- ✓ Partnered with Childress Klein for major retail development at the Bridges at Mint Hill.
- ✓ Redevelopment of original Rouse Headquarters into a Whole Foods.

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Operational Highlights Financing $250 million loan to support the master plan for Victoria Ward’s redevelopment. $168 million of property level financings at The Woodlands. $29 million financing at 110 N. Wacker. $158 million non-recourse term and revolver financing for horizontal land development at Bridgeland MPC. Team Assembled core management and development team comprised of industry leading executives from companies including Brookfield, Disney, Forest City, Northstar Realty Finance, Related, Taubman and Westfield. 9

Strong Liquidity & Cash Flow to Support Predevelopment 10 Note (1)Please refer to 10-K for the year ended December 31, 2011. (2)Unrestricted cash and debt maturities as of June 30, 2012. Please refer to 10-Q . ($ in millions) Capital Markets Asset Sales/Land Value Joint Ventures Income-Producing Property NOI Robust Access to Capital $254 $- $36 $- $- $50 $100 $150 $200 $250 $300 Unrestricted Cash 2012 2013 2014 Unrestricted Cash vs. Debt Maturities $100 $124 $150 $78 $- $50 $100 $150 $200 2009 2010 2011 Q1-Q2 2012 $49 $50 $56 $35 $- $20 $40 $60 $80 2009 2010 2011 Q1-Q2 2012 Acreage Sales Revenue

Cash Needed to Fund Development – Case Study Cash Equity = 16.1% of total costs 11

Unlocking Value 12

Victoria Ward – 60 Ocean-Front Acres, ~$22mm NOI 4,500+ Condominium units 1+ Million SF of Retail 13

South Street Seaport – 9+ Million Annual Visitors $4.7 billion Annual Buying Power $30 billion infrastructure & real estate investments in Lower Manhattan since 2002. 14

Lower Manhattan - Population Doubled Since 2001 Pier 17 – 195,000 SF of GLA Uplands – 175,000 SF of GLA 15

South Street Seaport – NYC Retail Rental Rates PSF Times Square $1,000 World Financial Center $250 5th Ave. $500-$2,500 Madison Avenue $500-$1,000 16

South Street Seaport 17

South Street Seaport 18

South Street Seaport 19

South Street Seaport 20

Our MPC Business Community Location Gross Acres Community Population Remaining Saleable Acres Bridgeland Houston, TX 11,400 4,750 5,023 Maryland Howard/Prince George’s County, MD 16,450 104,700 202 Summerlin Las Vegas, NV 22,500 100,000 6,771 The Woodlands Houston, TX 28,400 101,000 2,125 Total 78,750 310,450 14,121 Note (1) As of December 31, 2011. Please refer to 10-K. 21

Bridgeland – Before Capital Invested 22

Bridgeland – Tomorrow’s Leading MPC $325+ million invested by our predecessors 23

19,000 Residential Lots; 1,226 Commercial Acres Remaining Grand Pkwy Fry Rd 290 24

World-Class Master Planning Note (1) As of December 31, 2011. Please refer to 10-K. 3,669 Residential Lots & 961 Commercial Acres Remaining1 25

The Woodlands Town Center - Today 98% Class A Office Occupancy Additional 5+ MSF of Office, 2,000+ Residential Units & 500k+ of Retail to be Built 26

3 Waterway – 232,021 SF Class A Office Tower 27

3 Waterway: August 22, 2012 – 95% Preleased Average $27/SF Net Rent on Signed Leases Implied $6 million of NOI at Stabilization $50 million Construction Cost Excluding Land Implied $36 million of Value Creation at a 7.0% Capitalization Rate Note (1) Seventh floor as of 9/6/2012. 28

The Woodlands – Millennium Phase I 95.4% Occupancy $4.2 million stabilized NOI Note (1) As of June 30, 2012. Please reference 10-Q. 393 Class A Units 29

The Woodlands – Millennium Phase II Contributed 4.8 acres to JV at $75/SF ($15.5 million) 314 Class A Units 30

The Woodlands – Hughes Landing at Lake Woodlands New sixty-six acre mixed use development 31

The Woodlands Resort & Conference Center - Today $8.9 million TTM NOI Note (1) TTM NOI as of June 30, 2012. 32

The Woodlands Resort & Conference Center - Redeveloped HHC will Maintain & Grow NOI throughout Redevelopment 33

Summerlin – 5,880 Residential Acres, 891 Commercial Acres Remain1 Note (1) As of December 31, 2011. Please refer to10-K. 34

Housing Recovery Presents Tremendous Upside 35 - 500 1,000 1,500 2,000 2,500 3,000 $- $50 $100 $150 $200 $250 $300 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Revenue ($ in MM) Summerlin Revenue and Land Sales Total Revenue Long-Run Average Revenue Lots Sold Lots Sold

Shops at Summerlin – One of the Nation’s Top Mall Sites ~$150 million of infrastructure investment by our predecessor 36

Shops at Summerlin – Coming Soon Source (1) RCLCO research. Over $1.5 billion of Retail Sales “Leaking” Out of Summerlin1 37

Shops at Summerlin 1.6+ million SF of GLA 38

Shops at Summerlin 39

Downtown Columbia – 10+ Million SF Redevelopment 5th Wealthiest County in the United States Premier Outdoor Concert Center & 1.2 million SF Mall at Development’s Center 40

Downtown Columbia – 375 Residential Units + Retail Land contributed to JV for $20.1 million $3.0 million book value Market = 670% of Book 41

Summary Trophy Assets with substantial value creation potential Alignment of Interests: Management “pot committed” to moving assets to the point of creating maximum shareholder value Book Value significantly undervalues assets We believe the market is not fully recognizing: Value of Future Development Return to Normalized Housing Market Risk Asymmetry: Upside Options with Downside Protection World-Class Assets, Platform & Leadership 42

Research Coverage: Compass Point Research & Trading, LLC Contact: Wilkes Graham, wgraham@compasspointllc.com Expect more development announcements in 2012 43

## Reconcilation of Net Operating Income (NOI) to Net Income (Loss) from Continuing Operations

*($ in millions)*

| | | Q1-Q2 2012 | 2011 | 2010 | 2009 |
|---|---|---|---|---|---|
| Income-Producing Operating Assets NOI - Consolidated | (a) | $ 32.3 | $ 51.7 | $ 48.6 | $ 47.3 |
| Total other properties NOI | | (1.9) | (4.5) | (1.2) | (2.8) |
| Straight line lease amortization | | 0.4 | 0.9 | 0.2 | (0.1) |
| Provisions for impairment | | - | 0.0 | (80.9) | (51.0) |
| Early extinguishment of debt | | - | (11.3) | - | - |
| Depreciation and amortization | | (10.5) | (20.3) | (23.5) | (26.5) |
| Equity in earnings from real estate affiliates - Operating Assets | | 3.1 | 3.9 | (0.3) | 2.2 |
| Interest, net | | (7.0) | (10.9) | (17.2) | (14.1) |
| Less: Partners' share of Operating Assets REP EBT | | - | (0.1) | 1.9 | 2.9 |
| Operating Assets Segment REP EBT | | 16.4 | 9.5 | (72.4) | (42.1) |
| Master Planned Communities REP EBT | | 34.2 | 50.8 | (380.0) | (34.1) |
| Strategic Assets REP EBT | | (2.6) | 3.3 | (26.4) | (603.8) |
| Total Segment-basis REP EBT | | 48.1 | 63.6 | (478.8) | (680.1) |
| Less: Real Estate Affiliates REP EBT | | (3.1) | (11.8) | (13.8) | 11.2 |
| | | 45.0 | 51.8 | (492.6) | (668.9) |
| General and administrative | | (16.6) | (35.2) | (21.5) | (23.0) |
| Corporate interest income | | 4.5 | 9.6 | 0.2 | - |
| Warrant liability gain | | (98.4) | 101.6 | (140.9) | - |
| Benefit from income taxes | | (13.9) | 18.3 | 633.5 | 24.0 |
| Equity in earnings of Real Estate Affiliates | | 3.1 | 8.6 | 9.4 | (28.2) |
| Investment in real estate basis adjustment | | - | (6.1) | - | - |
| Reorganization items | | - | 0.0 | (57.3) | (6.7) |
| Corporate depreciation | | (0.3) | (0.2) | (0.0) | (0.0) |
| Net income (loss) from continuing operations | | $ (76.6) | $ 148.5 | $ (69.2) | $ (702.9) |

REP EBT is defined as net income (loss) from continuing operations excluding general and administrative expenses, corporate interest income and depreciation expense, investment in real estate basis adjustment, benefit from income taxes, warrant liability gain (loss), reorganization items and the effects of the perviously mentioned items within our equity in earnings (loss) from Real Estate Affiliates.

(a) Represents consolidated Retail, Office, Resort and Conference Center NOI.
Please refer to Item 7 -- Management's Discussion and Analysis of Financial Condition and Results of Operatings to the Company's 10-K for the year ended December 31, 2011.

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| | | | | | |
|---|---|---|---|---|---|
| Equity Method Operating Assets NOI - Non-consolidated | (a) | $ 3.5 | $ 7.0 | $ 4.2 | $ 4.0 |
| Adjustments to NOI | (b) | (1.5) | (3.9) | (1.9) | (0.5) |
| Non-consolidated Equity Method Assets REP EBT | | 2.0 | 3.1 | 2.3 | 3.5 |
| Less: Joint venture partners' share of REP EBT | | (1.3) | (3.1) | (2.6) | (2.6) |
| Equity in earnings from real estate affiliates | | 0.7 | 0.0 | (0.3) | 0.9 |
| Distributions from Summerlin Hospital investment | | 2.4 | 3.9 | - | 1.3 |
| Equity in earnings from Real Estate Affiliates - Operating Assets | | 3.1 | 3.9 | (0.3) | 2.2 |
| | | | | | |
| **Total Income-Producing Properties NOI** | | | | | |
| Income-Producing Operating Assets NOI | | 32.3 | 51.7 | 48.6 | 47.3 |
| Income-Producing Equity Method Investments NOI (company share) | (c) | 2.2 | 3.9 | 1.6 | 1.4 |
| Total Income-Producing Properties NOI | | $ 34.5 | $ 55.6 | $ 50.2 | $ 48.7 |

(a) Represents Millenium Waterway apartments, Woodlands Arofim #1, Stewart Title and Forestview/Timbermill apartments NOI. Please refer to Item 7 -- Management's Discussion and Analysis of Financial Condition and Results of Operatings to the Company's 10-K for the year ended December 31, 2011.

(b) Includes straight-line and market lease amortization, depreciation and amortization and non-real estate taxes.

(c) Represents our 83.55% economic share of Millenium Waterway apartments, 20% share of Woodlands Sarofim #1, 50% share of Stewart Title and 50% share of Forestview/Timbermill apartments NOI.

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Reconciliation of Total Acreage Land Sales Revenue to Total Land Sales Revenue - GAAP Basis ($ in millions)  Q1-Q2 2012 2011 2010 2009  Total acreage land sales revenue $ 77.7 $ 150.3 $ 124.3 $ 100.4 Deferred revenue (0.8) (0.5) 4.0 (3.4) Deferred revenue - The Woodlands - 6.2 - - Special Improvement District revenue 3.1 5.4 0.7 0.2 Total segment land sales revenue 80.0 161.4 129.0 97.3 Less: Real Estate Affiliates land sales revenue (a) - (47.9) (91.0) (62.7) Total land sales revenue - GAAP basis $ 80.0 $ 113.5 $ 38.1 $ 34.6  (a) Represents The Woodlands land sale revenue when it was a Real Estate Affiliate and was accounted for as a non-consolidated investment.